UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 5, 2018

CYTOSORBENTS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36792	98-0373793
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7 Deer Park Drive, Suite K, Monmouth Junction, New Jersey	08852
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 329-8885

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

CytoSorbents Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on June 5, 2018. At the Annual Meeting, the following matters were submitted to a vote of stockholders:

1.	The election of five (5) directors to serve until the Company’s 2019 Annual Meeting of Stockholders, or until their respective successors shall have been duly elected and qualified;
2.	The approval of the compensation of the Company’s named executive officers, on an advisory basis; and
3.	The ratification of the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the year ending December 31, 2018.

At the close of business on April 13, 2018, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 29,983,134 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. The holders of 24,047,845 shares of the Company’s common stock were represented in person or by proxy at the Annual Meeting, constituting a quorum.

At the Annual Meeting, the five directors were elected, and the other proposals submitted to stockholders were approved.

Proposal No. 1 — Election of Directors

The vote with respect to the election of directors was as follows:

Nominees	For	Withheld	Broker Non-Votes
Phillip P. Chan	8,297,589	89,420	15,660,836
Al W. Kraus	7,370,070	1,016,939	15,660,836
Edward R. Jones	8,235,529	151,480	15,660,836
Michael G. Bator	8,236,717	150,292	15,660,836
Alan D. Sobel	8,216,581	170,428	15,660,836

Proposal No. 2 — Approval of the Compensation of the Company’s Named Executive Officers

The vote with respect to the proposal to approve the compensation of the Company’s named executive officers, on an advisory basis, was as follows:

For	Against	Abstain	Broker Non-Votes
7,678,801	628,638	79,570	15,660,836

Proposal No. 3 — Ratification of the Appointment of Independent Registered Public Accounting Firm

The vote with respect to the ratification of the appointment of WithumSmith+Brown PC as the Company’s independent registered public accounting firm for the year ending December 31, 2018 was as follows:

For	Against	Abstain
23,719,711	247,383	80,751

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 7, 2018	CYTOSORBENTS CORPORATION

	By:	/s/ Dr. Phillip P. Chan
	Name:	Dr. Phillip P. Chan
	Title:	President and Chief Executive Officer